UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2011

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A

(Address of principal executive offices)
1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On September 13, 2011, Lions Gate Entertainment Corp. (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”) to consider and vote upon the election of each of the nominated directors to the Company’s Board of Directors (the “Board”), the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, an advisory vote to approve executive compensation and an advisory vote on the frequency of future advisory votes on executive compensation.  For more information about the proposals considered and voted upon at the Annual Meeting, please see the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on August 12, 2011. Of the 137,170,164 common shares outstanding and entitled to vote at the Annual Meeting, 133,575,685 common shares (or 97.3%) were represented in person or by proxy at the Annual Meeting.

The shareholders voted to elect all of the Company’s director nominees, approved the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, approved the advisory vote on executive compensation, and approved a frequency of one year for future advisory votes on executive compensation. Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined to hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

The number of votes cast for or withheld from the election of each director and the number of votes cast for or against or abstaining from the other matters voted upon is also set forth below. The number of broker non-votes or other shares not voted with respect to the election of each director and the other proposals, as applicable, is also set forth below. The voting results disclosed below are final and have been certified by IVS Associates, Inc., the independent Inspector of Elections

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
Election of Directors
Norman Bacal	81,145,456	1,359,602	44,641,069	6,428,558
Michael Burns	81,879,009	625,959	44,641,069	6,428,558
Arthur Evrensel	68,872,652	13,632,406	44,641,069	6,428,558
Jon Feltheimer	81,163,299	1,341,759	44,641,069	6,428,558
Frank Giustra	70,134,574	12,370,484	44,641,069	6,428,558
Morley Koffman	81,893,772	611,286	44,641,069	6,428,558
Harald Ludwig	82,204,117	300,941	44,641,069	6,428,558
G. Scott Paterson	81,889,673	615,385	44,641,069	6,428,558
Mark H. Rachesky, M.D.	76,005,015	6,500,043	44,641,069	6,428,558
Daryl Simm	82,167,649	337,409	44,641,069	6,428,558
Hardwick Simmons	82,228,009	277,049	44,641,069	6,428,558
Phyllis Yaffe	82,257,347	247,711	44,641,069	6,428,558

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
Re-Appointment of Ernst & Young LLP	87,883,604	927,955	44,764,126

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
Advisory Vote to Approve Executive Compensation	66,345,630	16,088,959	44,712,538	6,428,558

	One Year	Two Years	Three Years	Number of Shares Abstained	Broker Non-Votes
Advisory Vote On The Frequency Of Future Advisory Votes On Executive Compensation	66,345,630	140,570	14,470,980	44,712,538	6,428,558

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2011	LIONS GATE ENTERTAINMENT CORP.

/s/ James Keegan
James Keegan
Chief Financial Officer